9001 P2 04/23

SUPPLEMENT DATED APRIL 25, 2023

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™

(a series of Franklin Templeton Trust)

I. The sub-section “Use of Blockchain” in the “Fund Summary” section of the prospectus is replaced with the following:

Use of Blockchain

The Fund’s transfer agent maintains the official record of share ownership via a proprietary blockchain-integrated system that utilizes features of traditional book-entry form and one or more public blockchain networks. The use of blockchain technology is relatively new and still evolving for mutual funds. Similar to traditional fund recordkeeping systems, all Fund and shareholder records in the blockchain-integrated system are under the full and complete control of the Fund’s transfer agent.

A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and permanent way using cryptography. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

The recording of Fund shares on the blockchain will not affect the Fund’s investments. The Fund intends to be a Government money market fund. Accordingly, the Fund will invest, consistent with Rule 2a-7 under the 1940 Act, at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. The Fund will not invest in any cryptocurrencies (referred to as, among other things, virtual currencies).

Complex information technology and communications systems, such as blockchain networks, are subject to a number of different threats or risks that could adversely affect the Fund. If such an event occurs, the Fund may incur substantial costs. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations. The Fund may never achieve market acceptance and may not be able to attract sizable assets or achieve scale.

The Fund’s investment manager expects that the blockchain-integrated recordkeeping system will provide operational efficiencies without negatively impacting the quality of the transfer agent’s services. For more information regarding the Fund’s use of blockchain technology, see “Use of Blockchain” in the Fund Details section of this prospectus. More detailed information about blockchain technology and the public blockchain networks in use, including the regulatory, operational and technological risks associated with distributed ledger technology, as well as detailed information about the Fund and its policies and risks, can be found in the Fund’s Statement of Additional Information (SAI).

II. The sub-section “Performance” in the “Fund Summary” section of the prospectus is replaced with the following:

Performance

Because the Fund is new, it has limited performance history. You can obtain updated performance information by accessing the information through the App or the Institutional Web Portal (as defined below in "Purchase and Sale of Fund Shares") or at franklintempleton.com/FOBXX.

III. The sub-section “Purchase and Sale of Fund Shares” in the “Fund Summary” section of the prospectus is replaced with the following:

Purchase and Sale of Fund Shares

Individual investors opening an account with the Fund must first download Benji by Franklin Templeton, a mobile application available through the Apple App Store and Google Play (App). The App is free to download and use. All fees associated with the use of the public blockchain network will be the responsibility of the investment manager or its affiliates. Prior to opening your account, the Fund will collect certain information from you in accordance with its anti-money laundering and know-your-customer policies and procedures. You may purchase or redeem shares of the Fund at any time through the App, although purchases and redemptions of Fund shares will only be processed during normal business hours on business days. Individual investors may only purchase and redeem Fund shares using the App. For more information, please see the sections of this prospectus entitled “Your Account – Account Application” and “Your Account – Privileges via the App and the Institutional Web Portal”. The minimum initial purchase for most accounts is $20. There is no minimum investment for subsequent purchases.

Institutional investors may open a new account by using our Institutional Web Portal. For more information about our Institutional Web Portal, please contact us at FTDigitalAssets@franklintempleton.com.

IV. The sub-section “Use of Blockchain” in the “Fund Details” section of the prospectus is replaced with the following:

Use of Blockchain

The Fund’s transfer agent maintains the official record of share ownership via a proprietary blockchain-integrated system that utilizes features of traditional book-entry form and one or more public blockchain networks. The use of blockchain technology is relatively new and still evolving for mutual funds. Similar to traditional fund recordkeeping systems, all Fund and shareholder records in the blockchain-integrated system are under the full and complete control of the Fund’s transfer agent. The Fund’s investment manager expects that the blockchain-integrated recordkeeping system will provide operational efficiencies without negatively impacting the quality of the transfer agent’s services.

A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and permanent way using cryptography. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as “nodes” or “validators”) that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

The recording of Fund shares on the blockchain will not affect the Fund’s investments. The Fund intends to be a Government money market fund. Accordingly, the Fund will invest, consistent with Rule 2a-7 under the 1940 Act, at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. The Fund will not invest in any cryptocurrencies (referred to as, among other things, virtual currencies).

The blockchain(s) in use are available to the public and will store the complete transaction history from issuance of the shares. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available through one or more “block explorer” tools capable of displaying activity on the blockchain network. Accordingly, the shares’ issuance and redemption data (and not a shareholder’s personal identifying information) will be exposed to the public. The personal identifying information necessary to associate a given share with the record owner of that share will be maintained by the Fund’s transfer agent in a separate, traditional database that is not available to the public. However, if there are data security breaches resulting in theft of the information necessary to link personal identity with the shares, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund. The Fund currently uses the Stellar network as the primary public blockchain, but may also use the Polygon network for certain accounts. Please contact us at FTDigitalAssets@franklintempleton.com to determine your eligibility to hold your wallet on the Polygon network. In the event of an approved transfer from Stellar to Polygon (or vice versa), the transfer can be accomplished through interoperability. Assuming 100 shares are initially recorded on the Stellar blockchain with a subsequent request to transfer the 100 shares from the Stellar blockchain to the Polygon blockchain, the Stellar blockchain record would initially reflect the ownership of 100 shares and ultimately a burning of 100 shares upon successful transfer (i.e., for a net of “0” shares recorded on the Stellar blockchain), and the Polygon blockchain record would reflect the minting and delivery of 100 shares. In such a situation, no new shares are created on the official record of share ownership.

Upon the creation of an account through the App or Institutional Web Portal, the Fund’s transfer agent will create a blockchain wallet for each investor. Each investor will be assigned a unique network blockchain address for their wallet, and they will be able to track the balance of any Fund shares in their wallet through the App or Institutional Web Portal as well via block explorers.

Public blockchain networks require the payment of certain transaction fees to validate a transaction on the network. These fees are typically paid in the native digital asset for the operation of the blockchain network. Such transaction fees are intended to protect the blockchain networks from frivolous or malicious computational tasks. These transaction fees will be the responsibility of the investment manager or its affiliates; Fund investors will not be required to purchase any native blockchain currency to transact on the network.

Delays in transaction processing can occur on a blockchain network. Such delays may occur on account of, among other things, the inability of nodes to reach consensus on transactions. During a network delay, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur for an extended period of time, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form only) until such time as the network has resumed normal operation. The Fund may choose to re-evaluate the suitability of a network for the Fund’s shares in the event of future or recurring delays.

Complex information technology and communications systems, such as blockchain networks, are subject to a number of different threats or risks that could adversely affect the Fund, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. If such an event occurs, the Fund may incur substantial costs. Any such event could expose the Fund to civil liability as well as regulatory inquiry and/or action. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Although the investment manager has experience managing mutual funds and risk oversight, it has limited experience in the blockchain technology industry. On account of these risks, the Fund may never achieve market acceptance, may not be able to attract sizable assets or achieve scale and may discontinue the use of the transfer agent’s blockchain-integrated recordkeeping system. Under these circumstances, the investment manager and the Fund’s board of trustees may take actions including, potentially, restructuring or liquidating the Fund.

In the future, the shares may be available for purchase, sale or transfer from one shareholder to another shareholder (or potential shareholder) (“peer-to-peer”) on the blockchain or in a secondary trading market. The Fund has no current agreement to make its shares available for trading in a secondary market, but may enter into such an agreement in the future. These features are not currently, and may never be, available to investors. These features would be subject to then-existing regulations and regulatory interpretations.

There are risks associated with the issuance, redemption, transfer, custody and record keeping of shares maintained and recorded on a blockchain. For example, shares that are issued using blockchain technology would be subject to the following risks (among others):

• a rapidly-evolving regulatory landscape in the United States and in other countries, which might result in security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

• the possibility of undiscovered technical flaws in the transfer agent’s blockchain-integrated system or an underlying technology, including in the process by which transactions are recorded to a blockchain or by which the validity of a copy of such blockchain can be proven;

• the possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised, or “hacked,” which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

• the possibility that new technologies or services inhibit access to a blockchain;

• the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; and

• because of the differences between the way the shares are issued and recorded as compared to shares in a traditional mutual fund, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on the Fund’s current or future business or the shares.

More detailed information about blockchain technology and the networks we use, including the regulatory, operational and technological risks associated with distributed ledger technology and the networks, as well as detailed information about the Fund and its policies and risks, can be found in the Fund’s Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed through the App, Institutional Web Portal or online at franklintempleton.com/FOBXX.

V. The first paragraph of the “Your Account – Buying Shares” section of the prospectus is replaced with the following:

Fund shares are offered without a sales charge.

VI. The third full paragraph of the “Your Account – Buying Shares” section of the prospectus is replaced with the following:

The Fund is available to individual investors that purchase shares directly from the Fund through the App or for institutional investors via the Institutional Web Portal. The Fund does not permit investments by financial intermediaries, including futures commission merchants or derivatives clearing organizations for their futures customers or by broker-dealers or other intermediaries on behalf of their customers. Such intermediaries may not hold Fund shares on behalf of their customers. Furthermore, the Fund does not permit investments by employer sponsored retirement plans, SIMPLE-IRAs, SEP-IRAs, SARSEPs or 403(b) plan accounts, IRAs, IRA Rollovers, Coverdale Education Savings Plans or Roth IRAs.

VII. The “Your Account – Buying Shares – Account Application” section of the prospectus is replaced with the following:

Account Application

Individual investors opening a new account will first need to download the App via the Apple App Store or Google Play. The App will provide step-by-step instructions to open and fund a new account. The application process for individual investors is completed entirely through the App. The App is free to download and use. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see “Investor Services”). To open an account, you will need to link one of your bank accounts to your App account so that you may use electronic funds transfer to and from your bank account to buy and sell shares. The App will keep your bank information on file for future purchases and redemptions. The App does not accept cash, credit card convenience checks, prepaid debit cards, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase shares.

Institutional investors may open a new account by using our Institutional Web Portal. For more information about our Institutional Web Portal, please contact us at FTDigitalAssets@franklintempleton.com.

VIII. The “Buying Shares” paragraph and table after the “Your Account – Buying Shares – Account Application” section of the prospectus is replaced with the following:

Buying Shares

For individual investors, all Fund transactions must be conducted via the App. The App is available through the Apple App Store or Google Play. Institutional investors may use our Institutional Web Portal for onboarding and subsequent transactions. Access will be provided during initial onboarding and transactions will be authorized via a submitter/approver process.

Opening an account	Blockchain Suitability	Adding to an account

Individual investor accounts must be opened via the App. Institutional investor accounts will be opened via our Institutional Web Portal.

To open an account, you will need to link one of your bank accounts to your App account so that you may use electronic funds transfer to and from your bank account to buy and sell shares.

All new accounts will be set up using the Stellar network. Please contact us at FTDigitalAssets@franklintempleton.com to determine if you are eligible to hold your wallet on Polygon.

Once you have linked your bank account, you may buy additional shares of the Fund at any time.

To make a same day investment, your order via the App or Institutional Web Portal must be received and accepted by us prior to 1 p.m. Pacific time or the close of the New York Stock Exchange whichever is earlier.

Institutional Fed Wires must be received prior to 3 p.m. Pacific time in order to receive same day trade date.

Visit us online 24 hours a day,

7 days a week, at franklintempleton.com/FOBXX

IX. In the “Distributions and Taxes,” the “Your Account – Investor Services – Privileges via the App,” the “Your Account – Selling Shares,” the “Account Policies” and the “For More Information” sections of the prospectus, all references to “the App” are replaced with “the App or Institutional Web Portal.”

X. The “Selling Shares” table after the “Your Account – Selling Shares – Redemption Proceeds” section of the prospectus is replaced with the following:

Selling Shares

To sell some or all of your shares

Via the App or Institutional Web Portal

All Fund transactions must be conducted via the App or Institutional Web Portal.

As long as your transaction is for $250,000 or less, you can sell your shares via the App or Institutional Web Portal without a signature guarantee. Institutional clients will use a submitter/approver process to authorize transactions.

Redemption proceeds will be sent by electronic funds transfer (ACH or Fed Wire) from your App or Institutional Web Portal account to your bank account within seven days after we receive your request in proper form.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your current bank account information on file.

If the bank account was added or changed within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a signature guarantee for each Fund account owner.

If we receive your request in proper form prior to 1 p.m. Pacific time, or the regularly scheduled close of the New York Stock Exchange, whichever is earlier, proceeds sent by ACH generally will be available within two to three business days.

I.

Visit us online 24 hours a day, 7 days a week,
at franklintempleton.com/FOBXX

XI. The “Account Policies – Statements, Reports and Prospectuses” section of the prospectus is replaced with the following:

Statements, Reports and Prospectuses

You will receive monthly and quarterly account statements electronically through the App or Institutional Web Portal that show all your account transactions for the period. You also will receive, or receive notice of the availability of, the Fund’s financial reports every six months. In addition, you will receive an annual updated summary prospectus electronically through the App or Institutional Web Portal (prospectus available upon request). At any time you may view current prospectuses/summary prospectuses and financial reports through the App, the Institutional Web Portal or online at franklintempleton.com/FOBXX. You may also print paper copies of the Fund’s financial reports and current prospectus/summary prospectus through the App or online at franklintempleton.com/FOBXX.

Please keep this supplement with your prospectus for future reference.

9001 SA1 04/23

SUPPLEMENT DATED APRIL 25, 2023

TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION (SAI)

OF

FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™

(a series of Franklin Templeton Trust)

II. The third paragraph on the first page of the SAI is replaced with the following:

A free copy of the current prospectus or annual report, is available through the Benji by Franklin Templeton application (App), which is available for download through the Apple App Store and Google Play, or through the Institutional Web Portal. You can also view the current prospectus and the annual/semiannual report (when available) online at franklintempleton.com/FOBXX.

III. The last paragraph in the “Management” sub-section in the “Glossary” section of the SAI is replaced with the following:

Although the investment manager has experience managing mutual funds and risk oversight, it has limited experience in the blockchain technology industry. More detailed information about distributed ledger technology and the blockchain networks, including the regulatory, operational and technological risks associated with distributed ledger technology and the blockchain networks, is included in the sections below entitled “Use of Blockchain,” “Blockchain Networks,” “Blockchain Regulation,” and “Operations and Technology.” On account of these risks, the Fund may never achieve market acceptance, may not be able to attract sizable assets or achieve scale and may discontinue the use of the transfer agent’s blockchain-integrated recordkeeping system. Under these circumstances, the investment manager and the Fund’s board of trustees may take actions including, potentially, restructuring or liquidating the Fund.

IV. The “Use of Blockchain,” “Blockchain Networks,” “Blockchain Regulation” and “Operations and Technology” sections in the “Glossary” section of the SAI is replaced with the following:

Use of Blockchain The Fund’s transfer agent maintains the official record of share ownership via a proprietary blockchain-integrated system that utilizes features of traditional book-entry form and one or more public blockchain networks. The use of blockchain technology is relatively new and still evolving for mutual funds. Similar to traditional fund recordkeeping systems, all Fund and shareholder records in the blockchain-integrated system are under the full and complete control of the Fund’s transfer agent. The Fund’s investment manager expects that the blockchain-integrated recordkeeping system will provide operational efficiencies without negatively impacting the quality of the transfer agent’s services.

A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and permanent way using cryptography. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as “nodes” or “validators”) that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

A shareholder’s shares may be maintained and recorded on the Stellar or Polygon network.

The Stellar network’s transactions are verified on the Stellar blockchain through proof-of-agreement protocol. In proof-of-agreement, the validators approve transactions in agreement with other trusted participants to achieve consensus.

In contrast, the process by which Polygon transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, users (referred to as “validators”) stake a minimum amount of capital in the form of MATIC (the currency of Polygon) into a smart contract, or computer program, stored on Polygon.

The recording of Fund shares on the blockchain will not affect the Fund’s investments. The Fund intends to be a Government money market fund. Accordingly, the Fund will invest, consistent with Rule 2a-7 under the 1940 Act, at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. The Fund will not invest in any cryptocurrencies (referred to as, among other things, virtual currencies).

Upon the creation of an account through the App or the Institutional Web Portal, the Fund’s transfer agent will create a blockchain wallet for each investor. Each investor will be assigned a unique network blockchain address for their wallet, and they will be able to track the balance of any Fund shares in their wallet through the App or the Institutional Web Portal as well as on a public “block explorer” tool capable of displaying activity on the blockchain network.

Users of blockchain networks must pay transaction fees (for example, in the form of “Stellar Lumens,” for transactions through the Stellar network, which are the native digital asset for the operation of Stellar) to the applicable blockchain network in order to validate a transaction. Such transaction fees are intended to protect the blockchain network from frivolous or malicious computational tasks. These transaction fees will be the responsibility of the investment manager or its affiliates; Fund investors will not be required to purchase any native digital assets to pay blockchain network transaction fees.

Delays in transaction processing have occurred on blockchain networks. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions. During a network delay, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur for an extended period of time, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form only) until such time as the network has resumed normal operation. The Fund may choose to re-evaluate the suitability of a particular blockchain network for the Fund’s shares in the event of future or recurring delays.

The ownership of Fund shares is maintained and recorded primarily on the Stellar network, but the Fund may also use the Polygon network for certain accounts. In the future, the ownership of the Fund’s shares may be maintained and recorded on a blockchain other than the Stellar or Polygon networks if the Fund’s investment manager determines that such a change would be in the best interest of the Fund and Fund shareholders. Furthermore, in the future, the shares may be available for purchase, sale or transfer from one shareholder to another shareholder (or potential shareholder) (“peer-to-peer”) on the blockchain or in a secondary trading market. The Fund has no current agreement to make its shares available for trading in the secondary market, but may enter into such an agreement in the future. These features are not currently, and may never be, available to investors. These features would be subject to then-existing regulations and regulatory interpretations. There are risks associated with the issuance, redemption, transfer, custody and record keeping of shares maintained and recorded on a blockchain. For example, shares that are issued using blockchain technology would be subject to the following risks (among others):

1. a rapidly-evolving regulatory landscape in the United States and in other countries, which might result in security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

2. the possibility of undiscovered technical flaws in the transfer agent’s blockchain-integrated system or an underlying technology, including in the process by which transactions are recorded to a blockchain, or by which the validity of a copy of such blockchain can be proven;

3. the possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised, or “hacked,” which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

4. the possibility that new technologies or services inhibit access to a blockchain;

5. the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; and

6. because of the differences between the way the shares are issued and recorded as compared to shares in a traditional mutual fund, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on the Fund’s current or future business or the shares.

Blockchain Networks The suitability of the blockchain networks (and their underlying blockchain ledgers) on which the shares will rely could decline due to a variety of causes, adversely affecting the functionality of the shares and an investment in the Fund. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The suitability of a network for the functionality of the shares depends upon a variety of factors, including, but not limited to:

1. The effectiveness of the informal groups of (often uncompensated) developers contributing to the protocols that underlie the network;

2. Effectiveness of the validators and the network’s consensus mechanisms to effectively secure the network against confirmation of invalid transactions;

3. The continued participation of a number of trusted validators;

4. The lack of collusion between trusted validators;

5. Disputes among the developers or validators of the network;

6. Changes in the consensus or validation scheme that underlies the network;

7. The failure of cybersecurity controls or security breaches of the network;

8. The inability of validators to reach consensus and the consequential halting of transaction verification on the network;

9. The existence of undiscovered technical flaws in the network;

10. The development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the systems;

11. The price of the native digital assets associated with the blockchain network;

12. The cost of transaction fees to use the blockchain network;

13. Intellectual property rights-based or other claims against the network’s participants;

14. The continued adoption of the blockchain network; and

15. The maturity of the computer software programming software development kit (“SDK”) used in connection with the network.

Unfavorable developments or characteristics of any of the above or other circumstances could adversely affect the Fund’s operations or the functionality of the shares.

Furthermore, the blockchain networks’ ledgers are available to the public and will store the complete transaction history from issuance of the shares. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available via block explorers. Accordingly, the shares’ issuance and redemption data (and not a shareholder’s personal identifying information) will be exposed to the public. The personal identifying information necessary to associate a given share with the record owner of that share will be maintained by the Fund’s transfer agent in a separate, traditional database that is not available to the public. However, if there are data security breaches resulting in theft of the information necessary to link personal identity with the shares, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund. Concerns over these privacy issues may limit adoption of public-ledger blockchain technology, reducing the potential market acceptance for the shares and the size of the Fund.

Blockchain Regulation Regulation of digital assets, blockchain technologies and digital asset platforms is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty.

Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions, which may severely impact the Fund, and thus the Fund’s shareholders. Failure by the Fund or any Fund service provider to comply with any laws, rules or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the Fund (and thus to the Fund’s shareholders), including civil penalties and fines.

New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact the Fund’s ability to issue and redeem shares or otherwise make distributions on shares, the secondary market liquidity and market price of shares (should such secondary market liquidity be available in the future), shareholders’ ability to access or otherwise utilize an exchange or platform for trading of the shares (should such a platform or exchange exist in the future and such activity be permitted by the Fund) and the structure, rights and transferability of the shares (should shareholders be permitted to transfer or exchange shares in the future). Therefore, there can be no assurance that any new or continuing regulatory scrutiny or initiatives will not have an adverse impact on the shares or impede the Fund’s current or future activities.

In addition, because of the differences between the way the shares are issued and recorded as compared to shares in a traditional mutual fund, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on the Fund’s current or future business or the shares.

Blockchain networks currently face an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union and China. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect a blockchain network and its users, developers and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States or may directly and negatively impact the Fund and its service providers. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, the Fund and the Fund’s service providers.

Operations and Technology The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions (including the blockchain-integrated recordkeeping system). These systems are subject to a number of different threats or risks that could adversely affect the Fund, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”). In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. If such an event occurs, the Fund may incur substantial costs, including those associated with forensic analysis of the origin and scope of the event; increased and upgraded cybersecurity; investment losses from sabotaged trading systems; identity theft; unauthorized use of proprietary information; litigation; adverse investor reaction; the dissemination of confidential and proprietary information; and reputational damage. Any such event could expose the Fund to civil liability as well as regulatory inquiry and/or action. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

V. The first paragraph of the “Buying and Selling Shares” section of the SAI is replaced with the following:

The Fund continuously offers its shares through Franklin Distributors, LLC. (Distributors). You may purchase or redeem shares of the Fund at any time through the App or the Institutional Web Portal, although purchases and redemptions of Fund shares will only be processed during normal business hours on business days. The App is available for download through the Apple App Store and Google Play. The App is free to download and use. The Institutional Web Portal is available for institutional investors by contacting FTDigitalAssets@franklintempleton.com.

VI. The first paragraph in the “Buying and Selling Shares – Share certificates” section of the SAI is replaced with the following:

Share certificates  We will credit your shares to your Fund account through the App or Institutional Web Portal and we do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

Please keep this supplement with your SAI for future reference.

SUMMARY PROSPECTUS

FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™

Franklin Templeton Trust
August 1, 2022 as amended April 25, 2023

TICKER: FOBXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated August 1, 2022, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™
SUMMARY PROSPECTUS

Investment Goal

To provide investors with as high a level of current income as is consistent with the preservation of shareholders’ capital and liquidity. The Fund also tries to maintain a stable $1.00 share price.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses[1]	8.61%
Total annual Fund operating expenses	8.76%
Fee waiver and/or expense reimbursement[2]	-8.56%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	0.20%

1. Other expenses are based on estimated amounts for the current fiscal year.

2. The investment manager has contractually agreed to waive or assume certain fees and expenses so that total annual Fund operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganization, and liquidation) for the Fund do not exceed 0.20% until July 31, 2023. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on the Fund’s fees and expenses (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$1,788	$3,425	$7,010

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FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™
SUMMARY PROSPECTUS

Principal Investment Strategies

The Fund invests at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. Government securities include those issued by government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Home Loan Banks and Federal Farm Credit Banks, whose securities are neither issued nor guaranteed by the U.S. Government. The Fund intends to be a “Government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Shareholders will be given at least 60 days’ advance notice of any change to the 99.5% policy.

The Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 share price and does not currently intend to impose liquidity fees or redemption gates on Fund redemptions. Please note, however, that the board of trustees reserves the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders.

The Fund invests in:

U.S. government securities which may include fixed, floating and variable rate securities.

Repurchase agreements which are agreements by the Fund to buy Government securities and then to sell the securities back on an agreed upon date (generally, less than seven days) at a higher price, which reflects prevailing short-term interest rates.

Portfolio maturity and quality The Fund only buys securities that the investment manager determines present minimal credit risks. The Fund maintains a dollar-weighted average portfolio maturity of 60 calendar days or less, maintains a dollar-weighted average life for its portfolio of 120 calendar days or less, and only buys securities that mature or are deemed to mature in 397 calendar days or less.

Use of Blockchain

The Fund’s transfer agent maintains the official record of share ownership via a proprietary blockchain-integrated system that utilizes features of traditional book-entry form and one or more public blockchain networks. The use of blockchain

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FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™
SUMMARY PROSPECTUS

technology is relatively new and still evolving for mutual funds. Similar to traditional fund recordkeeping systems, all Fund and shareholder records in the blockchain-integrated system are under the full and complete control of the Fund’s transfer agent.

A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and permanent way using cryptography. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

The recording of Fund shares on the blockchain will not affect the Fund’s investments. The Fund intends to be a Government money market fund. Accordingly, the Fund will invest, consistent with Rule 2a-7 under the 1940 Act, at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. The Fund will not invest in any cryptocurrencies (referred to as, among other things, virtual currencies).

Complex information technology and communications systems, such as blockchain networks, are subject to a number of different threats or risks that could adversely affect the Fund. If such an event occurs, the Fund may incur substantial costs. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations. The Fund may never achieve market acceptance and may not be able to attract sizable assets or achieve scale.

The Fund’s investment manager expects that the blockchain-integrated recordkeeping system will provide operational efficiencies without negatively impacting the quality of the transfer agent’s services. For more information regarding the Fund’s use of blockchain technology, see “Use of Blockchain” in the Fund Details section of this prospectus. More detailed information about blockchain technology and the public blockchain networks in use, including the regulatory, operational and technological risks associated with distributed ledger technology, as well as detailed information about the Fund and its policies and risks, can be found in the Fund’s Statement of Additional Information (SAI).

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FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™
SUMMARY PROSPECTUS

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for debt securities. The Fund's yield will vary. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund's ability to maintain a stable net asset value. A sharp and unexpected rise in interest rates could cause the Fund's share price to drop below a dollar. In general, securities with longer maturities or durations are more sensitive to these interest rate changes.

Credit U.S. government investments generally have the least credit risk but are not completely free of credit risk. The Fund may incur losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.

Income Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall. Because the Fund limits its investments to high-quality, short-term securities, its portfolio generally will earn lower yields than a portfolio with lower-quality, longer-term securities subject to more risk.

U.S. Government Securities Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Government agency or instrumentality issues have different levels of credit support. U.S. government-sponsored entities ("GSEs"), such as Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae,

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FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™
SUMMARY PROSPECTUS

Freddie Mac and certain other GSEs, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Repurchase Agreements A repurchase agreement exposes the Fund to the risk that the party that sells the securities to the Fund may default on its obligation to repurchase them.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Small Fund/Large Redemptions Certain shareholders, including the investment manager’s or an affiliate of the investment manager’s own accounts or other funds or accounts advised by the investment manager or an affiliate of the investment manager, may from time to time own a substantial amount of the Fund’s shares. When a fund is smaller, it may experience adverse effects when shareholders make large redemptions from the Fund that equate to a large percentage of the Fund's assets. In order to meet such redemption requests, the Fund may need to sell securities at times when it would not otherwise do so, which could result in losses to the Fund, increase the Fund's transaction costs and expense ratios, and accelerate the realization of taxable income, if any, to shareholders.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The investment manager applies investment

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FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™
SUMMARY PROSPECTUS

techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Cybersecurity Risk Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, authorized participants, or index providers (as applicable) and listing exchanges, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

Because the Fund is new, it has limited performance history. You can obtain updated performance information by accessing the information through the App or the Institutional Web Portal (as defined below in "Purchase and Sale of Fund Shares") or at franklintempleton.com/FOBXX.

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FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUND™
SUMMARY PROSPECTUS

Investment Manager

Franklin Advisers, Inc. (Advisers)

Purchase and Sale of Fund Shares

Individual investors opening an account with the Fund must first download Benji by Franklin Templeton, a mobile application available through the Apple App Store and Google Play (App). The App is free to download and use. All fees associated with the use of the public blockchain network will be the responsibility of the investment manager or its affiliates. Prior to opening your account, the Fund will collect certain information from you in accordance with its anti-money laundering and know-your-customer policies and procedures. You may purchase or redeem shares of the Fund at any time through the App, although purchases and redemptions of Fund shares will only be processed during normal business hours on business days. Individual investors may only purchase and redeem Fund shares using the App. For more information, please see the sections of this prospectus entitled “Your Account – Account Application” and “Your Account – Privileges via the App and the Institutional Web Portal”. The minimum initial purchase for most accounts is $20. There is no minimum investment for subsequent purchases.

Institutional investors may open a new account by using our Institutional Web Portal. For more information about our Institutional Web Portal, please contact us at FTDigitalAssets@franklintempleton.com.

Taxes

The Fund's distributions are generally taxable to you as ordinary income. It is not anticipated that the Fund will be available to tax-deferred investors.

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Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin OnChain U.S. Government Money Fund

Investment Company Act file #811-23471 © 2022 Franklin Templeton. All rights reserved. 10% Total Recycled Fiber 00259400	9001 PSUM 04/23